UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 15, 2011

TK STAR DESIGN, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or other jurisdiction of incorporation)

333-156457	04-3626788
(Commission File Number)	(I.R.S. employer identification No.)

25-26F Wanxiang Enterprise Building,

No.70 Station North Road,

Changsha, Hunan Province,

China, Postal Code: 410001
(Address and Telephone Number of Registrant)

+86-731-89970899

(Registrant’s Telephone Number, Including Area Code)

Copy of Communications To:

Bernard & Yam, LLP

Attention: Bin Zhou, Esq.

401 Broadway Suite 1708

New York, NY 10013

Tel: 212-219-7783

Fax: 212-219-3604

(Name, Address and Telephone Number of Person

Authorized to Receive Notice and Communications on Behalf of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 15, 2011, TK Star Design, Inc’s(“Company”) Board of Directors approved the change of  Company’s legal name from “TK Star Design, Inc.” to “China Global Media, Inc.” Our shareholders that hold majority voting rights also approved and consented to such name change. The Company has filed a Related Action Notification Form with FINRA to seek FINRA’s approval of such name change and request a symbol change. Upon FINRA’s approval, Company’s legal name will be “China Global Media, Inc.” and our common stock will be traded under a new symbol.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TK Star Design, Inc
(Registrant)

By: /s/ Jun Liang Jun Liang Chief Financial Officer

Date: November 22, 2011